UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


       000-53268                                              61-1504884
---------------------------                                 -------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
            --------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: 303-993-8028

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

At a meeting of the Board of Directors on June 10, 2009, the Board approved the modification of option awards for cities whose rights (fiber and wireless) are purchased whereby a plan was approved to award shares per prior arrangement - 50,000 shares to Jenny Wang and 75,000 shares to Allan Rabinoff. This arrangement is cancelled by the Board and is no longer in effect on a going-forward basis. The Board approved new terms to include granting options immediately (600,000 for Allan Rabinoff and 800,000 for Frank Jia, effective (6/10/09)) subject to vesting tied to the following Company-achieved milestones at present day fair market value ($0.25) with a five-year exercise term:

         Allan Rabinoff (Chairman) - 75,000 options to vest per city implemented (eight city potential - Shanghai, Chongqing, Shenzhen, Dalian, Qingdao, Guangzhou, Xi'an, Tianjin);

         Frank Jia - 100,000 options to vest per city implemented (eight city potential - see above).

Conditions to Frank Jia's options vesting: contingent upon (i) satisfactory continued performance in current duties and roles; (ii) each applicable city's fiber and wireless transaction(s) being directly developed and closed by him (rather than via a third-party); (iii) all such transactions, on a per city basis, being purchased at cost, in addition to potential and appropriate lobbying and transaction fees, acceptable to the Company, in compliance with all laws and regulations, and with full transparency.

In addition, the Board approved the modification of Chairman Rabinoff's employment contact to provide for 12 months severance (rather than 3 months), in the event of termination of employment as provided therein.

The Board approved additional incentive arrangement for Steve Berman, President and CEO, - 500,000 options granted (effective 6/10/09) at present day fair market value ($0.25) subject to vesting conditioned upon Company-achieving milestones of raising equity - 50,000 options vested for each $1M received up to $10M (total potential of 500,000 options vested with 5-yr exercise term). Mr. Berman's salary to be increased from $10K per month to $15K per month after first to occur of (i) one-year anniversary of start date; or (ii) a $5M traunch of financing closed.

On June 5, 2009, the Company was approved for trading on the OTCBB. The Company's symbol is CHWM.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        CHINA WI-MAX COMMUNICATIONS, INC.
                            ------------------------
                                  (Registrant)

                          Dated: June 18, 2009


                          /s/ Steven Berman
                          --------------------------------
                          Steven Berman, President and CEO